THE ALGER FUND

SUPPLEMENT DATED MARCH 15, 2001 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
                               FEBRUARY 28, 2001


The paragraph under the heading "The Portfolios" on page 2 of The Alger Fund Statement of Additional Information titled "ALGER LARGECAP GROWTH PORTFOLIO (FORMERLY ALGER GROWTH PORTFOLIO)" is hereby amended to read as follows:

Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization--present market value per share multiplied by the total number of shares outstanding--of $10 billion or greater. Accordingly, the Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $10 billion.